Seligman
                              Growth
                          Fund, Inc.



                                                          [GRAPH REPRESENTATION]



                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2001

                                                                    ------0-----

                                                             SEEKING LONGER-TERM
                                                               GROWTH OF CAPITAL
                                                           VALUE AND AN INCREASE
                                                                IN FUTURE INCOME

                                                                      [LOGO] JWS
                                                          J. & W. SELIGMAN & CO.
                                                                    INCORPORATED
                                                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.


[GRAPH REPRESENTATION]

JAMES, JESSE, AND JOSEPH SELIGMAN, 1870


TIMES CHANGE...
Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 138 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that professional investment management could have in building wealth for individual investors, and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.


....VALUES ENDURE
Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.



TABLE OF CONTENTS
To the Shareholders ..................................  1
Interview With Your Portfolio Manager ................  2
Performance Overview .................................  4
Portfolio Overview ...................................  6
Portfolio of Investments .............................  8
Statement of Assets and Liabilities ..................  9
Statement of Operations .............................. 10
Statements of Changes in Net Assets .................. 11


Notes to Financial Statements ........................ 12
Financial Highlights ................................. 16
Report of Independent Auditors ....................... 18
Federal Tax Status of 2001 Gain Distribution
  for Taxable Accounts AND For More
  Information ........................................ 19
Directors and Officers of the Fund ................... 20
Glossary of Financial Terms .......................... 24

TO THE SHAREHOLDERS

During the fiscal year ended December 31, 2001, Seligman Growth Fund delivered a total return of -19.33% based on the net asset value of Class A shares. During the same time, the Lipper Large Cap Growth Funds Average returned -22.94% and the Russell 1000 Growth Index returned -20.42%. The Fund did well versus its peers and its benchmark primarily because of its overweighting in consumer cyclicals, one of the few areas within large-cap growth to deliver strong performance. The Fund also benefited from some strong performers in health care, a sector that did not deliver strong results as a whole.

While the Fund did well on a relative basis, 2001 was a challenging and disappointing year for equity investors. The US economy slowed dramatically, and in the third quarter of 2001, gross domestic product (GDP) growth entered negative territory. In November, the National Bureau of Economic Research (NBER) declared that, by its measurements, the economy had entered a recession in March 2001. This marked the end of 10 years of economic expansion -- the longest on record.

The US Federal Reserve Board responded to the slowdown with a series of interest rate cuts, beginning with a surprise 50-basis-point cut on January 3. The Fed continued to cut rates aggressively throughout the year, including a 50-basis-point cut on September 17 -- the first trading day following the terrorist attacks. Markets bottomed on September 21 and have since staged a rally, underscoring the resiliency of the US financial markets.

We believe that the fourth-quarter stock market rally is the beginning of a longer-term trend, and that stocks are poised to deliver stronger returns in 2002. While markets are likely to be volatile over the short term, there are fundamental positive factors setting the stage for a broad recovery. The Fed has cut its key federal funds target rate from 6.50% at the beginning of the year to 1.75% at year-end -- an extraordinary cut of more than 70%. In addition, Congress has approved a significant tax cut, energy prices have declined, home prices have remained remarkably stable, and consumer confidence remains strong.

While we expect continued uncertainty, we are optimistic that the US economy will both adapt to any challenges that lie ahead and resume economic expansion. As the recovery takes hold, we believe that the types of companies in which the Fund invests will benefit from increased spending by businesses and consumers.

We continue to encourage shareholders to work closely with their financial advisors. Maintaining a long-term strategy implemented by a professional can take much of the emotion out of investing. As some investors learned during the heavy selling that followed the reopening of the financial markets on September 17, short-term financial decisions based upon emotion can negatively impact an otherwise sound investment strategy.

We thank you for your continued support of Seligman Growth Fund. A discussion with your Portfolio Manager, as well as the Fund's investment results, portfolio of investments, and financial statements, follows this letter. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

/s/ William C. Morris
William C. Morris
Chairman




                           /s/ Brian T. Zino
                           Brian T. Zino
                           President


February 15, 2002

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
MARION S. SCHULTHEIS

Q:  HOW DID SELIGMAN GROWTH FUND PERFORM DURING THE PAST FISCAL YEAR?

A: During the fiscal year ended December 31, 2001, Seligman Growth Fund delivered a total return of -19.33% based on the net asset value of Class A shares. This performance was ahead of the Fund's peers, as measured by the Lipper Large Cap Growth Funds Average, which returned -22.94%. It was also ahead of the Fund's benchmark, the Russell 1000 Growth Index, which returned -20.42%.

Q: WHAT ECONOMIC AND MARKET FACTORS INFLUENCED THE FUND'S RESULTS DURING THIS TIME?

A: In the past fiscal year, the US economy slowed significantly, unemployment increased, and corporate profits fell sharply. In addition, the US became engaged in a global war on terrorism that nobody could have foreseen at the beginning of the year. In this environment, the stock market posted its second straight year of losses.

    While 2001 was extremely difficult for equity investors, there have been signs of a future recovery. During the year, the US Federal Reserve Board demonstrated its commitment to helping the economy emerge from its current recession, and delivered 11 interest rate cuts over the course of the year. The federal government has also provided a tax cut which should aid economic recovery and allow stocks to rebound.

Q:  WHAT SECTORS BENEFITED THE FUND'S PERFORMANCE?

A: The greatest contribution to the Fund's performance came from consumer-cyclical stocks. This sector was among the few that delivered positive performance within the Fund's benchmark universe, and the only positively performing sector for the Fund. We had begun adding to this sector at the beginning of the fiscal year because we believed that consumers would benefit from lower interest rates, falling energy prices, and tax relief. While the stock prices for consumer companies did, in general, rise during the course of the year, many of these companies struggled within an extremely competitive environment.

Q:  WHAT SECTORS DETRACTED FROM THE FUND'S PERFORMANCE?

A: The Fund's largest industry weighting was technology and the Fund's overall performance suffered as a result of exposure to this sector. For most of 2001, the Fund emphasized technology companies whose products are generally sold to individual consumers, not corporations. For much of the year, this strategy proved sound, as these types of companies, such as manufacturers of semiconductors, personal computers, wireless handsets, and cellular telephones, held up relatively well against the general and sharp downturn within the technology sector.

    Going forward, we plan to continue our emphasis on technology, but will focus on those areas that are likely to benefit from an upturn in the business cycle and improving IT spending by companies. These include storage, telecom equipment, and software and services companies. Many technology stocks may still appear expensive, even after the stock-price declines of last year. However, we believe the potential for improving earnings in 2002 merits continued investment in the sector.


    A TEAM APPROACH

    Seligman Growth Fund is managed by the Seligman Growth Team, headed by Marion S. Schultheis. Ms. Schultheis is assisted by a team of seasoned research professionals who are responsible for identifying those companies in specific industries that offer the greatest potential for growth, consistent with the Fund's objective. Team members include Craig Chodash, Melissa Kasper, Sandra Leu, and David Levy.

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
MARION S. SCHULTHEIS

    The Fund had significant exposure to health care, which was a poor performer during the fiscal year. However, the Fund was underweighted in this area versus its benchmark, and the health care stocks in the Fund's portfolio outperformed the health care sector as a whole. Toward the end of fiscal-year 2001, we began to increase the portfolio's weighting in this area, with an emphasis on medical service providers and suppliers. Our investment in large pharmaceutical companies is focused on those businesses with depth and breadth of product, and robust product pipelines.

Q:  WHAT IS YOUR OUTLOOK?

A: We are confident that the US economy will recover in 2002. We believe this recovery will be led by businesses, not by consumers. Companies will be seeking to rebuild inventories which had been reduced during the current economic slowdown. This will mean increased capital investment, particularly in technology equipment, including telecom. Businesses should also benefit from the cost-cutting measures they have taken during the recession. We believe this will be an industrial, bottom-up led recovery.

    We have thus reduced the Fund's exposure to consumer stocks, which had delivered such strong relative performance for the Fund in 2001. We believe that, in 2002, deeply discounted prices will be necessary to encourage consumer spending. Such an environment will make it difficult for many consumer-related companies to maintain their profit margins. In this area, we have focused our investment on well-established retailers, and on leisure and hotel firms that we believe can benefit from continued consumer spending.

PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 2001



                                                                                       AVERAGE ANNUAL
                                                            ---------------------------------------------------------------------
                                      CLASS I                                                    CLASS B     CLASS C    CLASS D
                                       SINCE                                                      SINCE       SINCE      SINCE
                                     INCEPTION      SIX         ONE        FIVE        10       INCEPTION   INCEPTION  INCEPTION
                                     11/30/01**   MONTHS*      YEAR        YEARS      YEARS      4/22/96     5/27/99    5/3/93
                                   ------------  ---------  ----------   --------   --------   ----------- ----------  ----------
CLASS A**
With Sales Charge                        n/a         (13.74)%    (23.11)%      6.04%      9.01%     n/a         n/a        n/a
Without Sales Charge                     n/a          (9.49)     (19.33)       7.07       9.55      n/a         n/a        n/a

CLASS B**
With CDSC+                               n/a         (13.87)     (23.66)       6.05       n/a       7.42%       n/a        n/a
Without CDSC                             n/a          (9.61)     (19.88)       6.26       n/a       7.50        n/a        n/a

CLASS C**
With Sales Charge and CDSC               n/a         (11.29)     (21.45)       n/a        n/a       n/a         (6.06)%    n/a
Without Sales Charge and CDSC            n/a          (9.61)     (19.88)       n/a        n/a       n/a         (5.69)     n/a

CLASS D**
With 1% CDSC                             n/a         (10.67)     (20.63)       n/a        n/a       n/a          n/a       n/a
Without CDSC                             n/a          (9.82)     (19.88)       6.26       n/a       n/a          n/a       9.36%

CLASS I**                              (0.68)%         n/a         n/a         n/a        n/a       n/a          n/a        n/a

LIPPER LARGE CAP
  GROWTH FUNDS AVERAGE***                  0.32       (8.75)     (22.94)       8.60       10.51     8.97++      (5.59)     11.18+++

RUSSELL 1000 GROWTH INDEX***              (0.19)      (7.21)     (20.42)       8.27       10.80     9.96        (7.81)     12.89


NET ASSET VALUE                                                                 CAPITAL GAIN (LOSS) INFORMATION
                                                                                FOR THE YEAR ENDED DECEMBER 31, 2001

                 DECEMBER 31, 2001    JUNE 30, 2001    DECEMBER 31, 2000
                 -----------------    -------------    -----------------
CLASS A                  $4.38              $5.08              $5.70            PAID                    $ 0.203
CLASS B                   3.66               4.29               4.84            REALIZED                 (1.378)
CLASS C                   3.66               4.29               4.84            UNREALIZED               (0.065)0
CLASS D                   3.66               4.30               4.84
CLASS I                   4.38               n/a                n/a

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares. Past performance is not indicative of future investment results. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.

------------------
   * Returns for periods of less than one year are not annualized.
  ** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, which is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. Class I shares do not have sales charges.
 *** The Lipper Large Cap Growth Funds Average and the Russell 1000 Growth Index are unmanaged benchmarks that assume the reinvestment of dividends and exclude the effect of taxes, fees and/or sales charges. The Lipper Large Cap Growth Funds Average is an average of USmutual funds that invest primarily in large-cap growth stocks. The Russell 1000 Growth Index measures the performance of large-cap growth stocks. Investors cannot invest directly in an average or an index. The monthly performance of the Lipper Large Cap Growth Funds Average is used in the Performance Overview.
   + The CDSC is 5% for periods of one year or less, 2% for the five-year period, and 1% since inception.
  ++ From April 25, 1996.
 +++ From May 6, 1993.
   0 Represents the per share amount of net unrealized depreciation of portfolio securities as of December 31, 2001.

PERFORMANCE OVERVIEW

   This chart compares a $10,000 hypothetical investment made in Seligman Growth Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions within the period are invested in additional shares, for the 10-year period ended December 31, 2001, to a $10,000 investment made in the Lipper Large-Cap Growth Funds Average and the Russell 1000 Growth Index for the same period. The performances of Seligman Growth Fund Class B, Class C, Class D, and Class I shares are not shown in this chart but are included in the table on page 4. This chart does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. It is important to keep in mind that the Lipper Large-Cap Growth Funds Average and the Russell 1000 Growth Index exclude the effect of taxes, fees and/or sales charges.

[Data below represents line chart in the printed piece]

                                                                 Lipper Large
                                                Russell 1000       Cap Growth
Date             With Load      Without Load    Growth Index     Funds Average
----             ---------      ------------    ------------     -------------
12/31/91            9520            10000          10000             10000
                    9328            9798           9506              9657
                    8864            9311           9402              9366
                    9409            9884           9816              9680
12/31/92            10595           11130          10500             10562
                    10543           11074          10412             10713
                    10210           10724          10251             10785
                    11123           11684          10402             11326
12/31/93            11252           11819          10805             11539
                    10845           11392          10328             11103
                    10268           10785          10223             10755
                    10910           11460          11009             11407
12/31/94            10820           11365          11092             11310
                    11320           11891          12148             12170
                    12154           12767          13342             13427
                    13370           14044          14553             14652
12/31/95            13900           14601          15216             14993
                    14859           15608          16033             15835
                    15578           16363          17052             16611
                    16190           17007          17666             17205
12/31/96            16839           17688          18733             17978
                    16608           17446          18834             17810
                    18969           19925          22396             20842
                    19803           20802          24080             22861
12/31/97            19888           20890          24446             22847
                    23126           24292          28149             26146
                    23944           25151          29427             27316
                    21654           22746          26755             24204
12/31/98            26896           28252          33909             30359
                    27838           29242          36066             32657
                    29542           31032          37455             34136
                    28491           29927          36084             32804
12/31/99            35038           36804          45155             41338
                    37558           39452          48375             44794
                    38818           40775          47069             42706
                    39265           41245          44536             42425
12/31/00            29370           30851          35028             35249
                    24011           25222          27707             28077
                    26175           27495          30040             29768
                    20198           21217          24209             23835
12/31/01            23691           24886          27875             27163


  The performances of Class B, Class C, Class D, and Class I shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS
DECEMBER 31, 2001



                                                                                                            PERCENT OF NET ASSETS
                                                                                                          -------------------------
                                                                                                                  DECEMBER 31,
                                                                                                          -------------------------
                                                             ISSUES            COST               VALUE         2001       2000
                                                             ------     ----------------       ------------    --------   ---------
COMMON STOCKS:
   Automotive and Components ............................        1      $    1,474,255         $ 18,324,194         2.2       1.2
   Capital Goods ........................................        3          71,199,006           68,624,172         8.3       8.1
   Chemicals ............................................        1          17,079,499           15,450,972         1.9        --
   Communications Equipment .............................        8         109,629,678           88,163,720        10.7      12.0
   Computers and Peripherals ............................        1          13,503,531           16,559,424         2.0       2.3
   Consumer Durables and Apparel ........................        3          33,776,767           37,730,185         4.6        --
   Consumer Staples .....................................        2          29,646,643           32,656,165         3.9       8.0
   Electronic Equipment and Instruments .................        2          20,404,109           20,329,008         2.5       2.3
   Financials ...........................................        2          19,733,402           18,856,912         2.3       4.4
   Health Care Equipment and Services ...................        4          52,957,096           62,401,569         7.6       7.7
   Hotels, Restaurants and Leisure ......................        2          24,959,721           22,443,828         2.7        --
   Media ................................................        3          47,002,830           39,149,232         4.7       4.5
   Pharmaceuticals and Biotechnology ....................        9         150,364,404          156,561,697        18.9       9.6
   Retailing ............................................        2          29,693,087           36,452,343         4.4       5.3
   Semiconductor Equipment and Products .................        2          66,733,827           57,615,465         7.0       7.1
   Software and Services ................................        7         103,399,562           98,485,539        11.9      16.8
   Telecommunication Services ...........................        1          11,312,777           10,698,903         1.3       7.1
   Transportation .......................................        1          13,981,483            9,225,678         1.1        --
   Utilities ............................................        1          19,052,518           13,516,545         1.6        --
                                                               ---        ------------         ------------       -----     -----
                                                                55         835,904,195          823,245,551        99.6      96.4
SHORT-TERM HOLDING AND
   OTHER ASSETS LESS LIABILITIES ........................        1           3,607,718            3,607,718         0.4       3.6
                                                               ---        ------------         ------------       -----     -----
NET ASSETS ..............................................       56        $839,511,913         $826,853,269       100.0     100.0
                                                               ===        ============         ============       =====     =====

LARGEST INDUSTRIES
DECEMBER 31, 2001

[Data below represents bar chart in the printed piece]


   PHARMACEUTICALS        SOFTWARE                                  HEALTH CARE
         AND                 AND      COMMUNICATIONS    CAPITAL    EQUIPMENT AND
BIOTECHNOLOGY SERVICES    EQUIPMENT      EQUIPMENT       GOODS        SERVICES
----------------------    ---------   --------------    --------   -------------
     $156,561,697        $98,485,539    $88,163,720   $68,624,172   $62,401,569

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

TEN LARGEST PURCHASES
---------------------
Tyco International
Honeywell International*
Dow Chemical (The)*
Lilly (Eli)
Computer Associates International*
Delta Air Lines*
Elan (ADRs)*
AES
International Business Machines*
Hilton Hotels*

TEN LARGEST SALES
-----------------

Microchip Technology**
Comcast (Class A)**
Maxim Integrated Products**
Analog Devices**
Philip Morris Companies
Verizon Communications**
Gap (The)**
Merck**
American Home Products**
AOL Time Warner

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.


------------------
 * Position added during the period.
** Position eliminated during the period.

LARGEST PORTFOLIO HOLDINGS
DECEMBER 31, 2001

SECURITY                                        VALUE
----------                                  ------------
Pfizer .................................    $36,267,485
Medtronic ..............................     35,923,815
Microsoft ..............................     35,711,445
Tyco International .....................     32,501,020
Intel ..................................     29,492,265
Texas Instruments ......................     28,123,200
Philip Morris Companies ................     24,442,635
Cisco Systems ..........................     24,339,314
Lilly (Eli) ............................     23,946,846
Honeywell International ................     21,008,984

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

                                      SHARES         VALUE
                                    ---------    -------------
COMMON STOCKS  99.6%
AUTOMOTIVE AND
   COMPONENTS  2.2%
Harley-Davidson                       337,400    $  18,324,194
                                                 -------------
CAPITAL GOODS  8.3%
General Electric                      377,100       15,114,168
Honeywell International               621,200       21,008,984
Tyco International                    551,800       32,501,020
                                                 -------------
                                                    68,624,172
                                                 -------------
CHEMICALS  1.9%
Dow Chemical (The)                    457,400       15,450,972
                                                 -------------
COMMUNICATIONS
   EQUIPMENT  10.7%
CIENA*                                458,900        6,569,153
Cisco Systems*                      1,343,600       24,339,314
Juniper Networks*                     218,700        4,146,552
Nokia (ADRs) (Finland)                705,700       17,310,821
Nortel Networks* (Canada)           1,009,800        7,573,500
QUALCOMM*                             165,200        8,338,470
Research In Motion* (Canada)          469,500       11,138,888
RF Micro Devices*                     455,100        8,747,022
                                                 -------------
                                                    88,163,720
                                                 -------------
COMPUTERS AND
   PERIPHERALS  2.0%
International Business Machines       136,900       16,559,424
                                                 -------------
CONSUMER DURABLES AND
   APPAREL  4.6%
Mattel                                532,000        9,150,400
NIKE (Class B)                        323,200       18,176,768
Nintendo (ADRs) (Japan)               480,500       10,403,017
                                                 -------------
                                                    37,730,185
                                                 -------------
CONSUMER STAPLES  3.9%
Coca-Cola                             174,200        8,213,530
Philip Morris Companies               533,100       24,442,635
                                                 -------------
                                                    32,656,165
                                                 -------------
ELECTRONIC EQUIPMENT AND
   INSTRUMENTS  2.5%
JDS Uniphase*                       1,161,600       10,076,880
Symbol Technologies                   645,600       10,252,128
                                                 -------------
                                                    20,329,008
                                                 -------------
FINANCIALS  2.3%
AFLAC                                 333,900        8,200,584
Citigroup                             211,100       10,656,328
                                                 -------------
                                                    18,856,912
                                                 -------------
HEALTH CARE EQUIPMENT
   AND SERVICES  7.6%
Applera-Applied
   Biosystems Group                   198,100        7,779,387
Laboratory Corporation
   of America Holdings*               111,800        9,039,030
Medtronic                             701,500       35,923,815
Quest Diagnostics*                    134,700        9,659,337
                                                 -------------
                                                    62,401,569
                                                 -------------
HOTELS, RESTAURANTS
   AND LEISURE  2.7%
Hilton Hotels                       1,225,400       13,381,368
Starwood Hotels &
   Resorts Worldwide                  303,600        9,062,460
                                                 -------------
                                                    22,443,828
                                                 -------------
MEDIA  4.7%
AOL Time Warner*                      552,300       17,728,830
Clear Channel Communications*         246,700       12,559,497
Viacom (Class B)                      200,700        8,860,905
                                                 -------------
                                                    39,149,232
                                                 -------------

PHARMACEUTICALS AND
   BIOTECHNOLOGY 18.9%
Amgen*                                162,300        9,159,401
Elan (ADRs)* (Ireland)                287,100       12,936,726
Genentech*                            350,400       19,009,200
Johnson & Johnson                     323,800       19,136,580
King Pharmaceuticals*                 300,100       12,643,213
Lilly (Eli)                           304,900       23,946,846
MedImmune*                            416,200       19,282,546
Pfizer                                910,100       36,267,485
Pharmacia                              98,000        4,179,700
                                                 -------------
                                                   156,561,697
                                                 -------------
RETAILING  4.4%
Home Depot (The)                      389,800       19,883,698
Wal-Mart Stores                       287,900       16,568,645
                                                 -------------
                                                    36,452,343
                                                 -------------
SEMICONDUCTOR EQUIPMENT
   AND PRODUCTS  7.0%
Intel                                 937,900       29,492,265
Texas Instruments                   1,004,400       28,123,200
                                                 -------------
                                                    57,615,465
                                                 -------------
SOFTWARE AND SERVICES  11.9%
Computer Associates
   International                      484,900       16,724,201
Microsoft*                            539,000       35,711,445
Openwave Systems*                     813,495        7,968,184
SAP (Germany)                         178,900        5,712,277
Siebel Systems*                       488,600       13,675,914
VeriSign*                             160,000        6,090,400
VERITAS Software*                     281,100       12,603,118
                                                 -------------
                                                    98,485,539
                                                 -------------
TELECOMMUNICATION
   SERVICES  1.3%
Sprint PCS Group*                     438,300       10,698,903
                                                 -------------
TRANSPORTATION  1.1%
Delta Air Lines                       315,300        9,225,678
                                                 -------------
UTILITIES  1.6%
AES*                                  826,700       13,516,545
                                                 -------------
TOTAL COMMON STOCKS
   (Cost $835,904,195)                             823,245,551
SHORT-TERM HOLDING  3.1%
   (Cost $25,700,000)                               25,700,000
                                                 -------------
TOTAL INVESTMENTS  102.7%
   (Cost $861,604,195)                             848,945,551
OTHER ASSETS
   LESS LIABILITIES  (2.7)%                       (22,092,282)
                                                 -------------
NET ASSETS  100.0%                               $ 826,853,269
                                                 =============

-----------------
* Non-income producing security.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001


ASSETS:
Investments, at value:
  Common stocks (cost $835,904,195) ............................................      $823,245,551
  Short-term holding (cost $25,700,000) ........................................        25,700,000         $848,945,551
                                                                                      -------------
Cash ............................................................................................               498,730
Receivable for securities sold ..................................................................            19,723,558
Receivable for Capital Stock sold ...............................................................               812,086
Receivable for dividends and interest ...........................................................               775,200
Investment in, and expenses prepaid to, shareholder service agent ...............................               279,664
Other ...........................................................................................                27,729
                                                                                                           ------------
TOTAL ASSETS ....................................................................................           871,062,518
                                                                                                           ------------

LIABILITIES:
Payable for securities purchased ................................................................            40,495,941
Payable for Capital Stock repurchased ...........................................................             2,300,287
Management fee payable ..........................................................................               497,191
Accrued expenses and other ......................................................................               915,830
                                                                                                           ------------
TOTAL LIABILITIES ...............................................................................            44,209,249
                                                                                                           ------------
NET ASSETS ......................................................................................          $826,853,269
                                                                                                           ============

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($1 par value; 500,000,000 shares authorized; 195,543,877 shares outstanding):
  Class A .......................................................................................          $153,760,915
  Class B .......................................................................................            17,015,233
  Class C .......................................................................................            15,017,241
  Class D .......................................................................................             9,724,164
  Class I .......................................................................................                26,324
Additional paid-in capital ......................................................................           919,254,278
Accumulated net investment loss .................................................................              (136,478)
Accumulated net realized loss ...................................................................          (275,149,764)
Net unrealized depreciation of investments ......................................................           (12,658,644)
                                                                                                           ------------
NET ASSETS ......................................................................................          $826,853,269
                                                                                                           ============

NET ASSET VALUE PER SHARE:
CLASS A ($673,974,740 / 153,760,915 shares) .....................................................                 $4.38
                                                                                                                =======
CLASS B ($62,233,046 / 17,015,233 shares) .......................................................                 $3.66
                                                                                                                =======
CLASS C ($54,934,661 / 15,017,241 shares) .......................................................                 $3.66
                                                                                                                =======
CLASS D ($35,595,467 / 9,724,164 shares) ........................................................                 $3.66
                                                                                                                =======
CLASS I ($115,355 / 26,324 shares) ..............................................................                 $4.38
                                                                                                                =======

--------------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $20,291) .................      $  6,129,466
Interest .............................................................         1,343,414
                                                                            ------------
TOTAL INVESTMENT INCOME ................................................................          $  7,472,880

EXPENSES:
Management fee .......................................................         6,559,157
Distribution and service fees ........................................         3,570,976
Shareholder account services .........................................         2,141,369
Custody and related services .........................................           195,996
Registration .........................................................           184,050
Shareholder reports and communications ...............................           181,764
Auditing and legal fees ..............................................            68,491
Directors' fees and expenses .........................................            24,847
Miscellaneous ........................................................            22,743
                                                                            ------------
TOTAL EXPENSES .........................................................................            12,949,393
                                                                                                  ------------
NET INVESTMENT LOSS ....................................................................            (5,476,513)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments .....................................      (269,417,351)
Net change in unrealized depreciation of investments .................        53,962,566
                                                                            -------------
NET LOSS ON INVESTMENTS .................................................................         (215,454,785)
                                                                                                 --------------
DECREASE IN NET ASSETS FROM OPERATIONS ..................................................        $(220,931,298)
                                                                                                 ==============

-----------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     YEAR ENDED DECEMBER 31,
                                                                                ---------------------------------
                                                                                     2001              2000
                                                                                --------------   ----------------
OPERATIONS:
Net investment loss .......................................................      $ (5,476,513)    $   (8,708,328)
Net realized gain (loss) on investments ...................................      (269,417,351)       298,490,085
Net change in unrealized appreciation of investments ......................        53,962,566       (515,718,319)
                                                                                -------------     --------------
DECREASE IN NET ASSETS FROM OPERATIONS ....................................      (220,931,298)      (225,936,562)
                                                                                -------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized short-term gain on investments:*
   Class A ................................................................                --        (22,584,002)
   Class B ................................................................                --         (2,348,698)
   Class C ................................................................                --         (1,450,032)
   Class D ................................................................                --         (1,444,325)
Net realized long-term gain on investments:
   Class A ................................................................       (30,778,603)      (210,605,845)
   Class B ................................................................        (3,372,097)       (21,902,649)
   Class C ................................................................        (2,919,703)       (13,522,190)
   Class D ................................................................        (1,909,621)       (13,468,976)
                                                                                -------------     --------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS .................................       (38,980,024)      (287,326,717)
                                                                                -------------     --------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares .........................................        75,470,630        152,740,251
Exchanged from associated Funds ...........................................        74,336,614        233,106,826
Value of shares issued in payment of gain distributions ...................        32,504,427        236,281,840
                                                                                -------------     --------------
Total .....................................................................       182,311,671        622,128,917
                                                                                -------------     --------------
Cost of shares repurchased ................................................      (125,755,700)      (108,314,110)
Exchanged into associated Funds ...........................................       (96,508,746)      (207,517,076)
                                                                                -------------     --------------
Total .....................................................................      (222,264,446)      (315,831,186)
                                                                                -------------     --------------
INCREASE (DECREASE) IN NET ASSETS FROM
  CAPITAL SHARE TRANSACTIONS ..............................................       (39,952,775)       306,297,731
                                                                                -------------     --------------
DECREASE IN NET ASSETS ....................................................      (299,864,097)      (206,965,548)
NET ASSETS:
Beginning of year .........................................................     1,126,717,366      1,333,682,914
                                                                                -------------     --------------
END OF YEAR (net of accumulated net investment
   loss of $136,478 and $183,490, respectively) ...........................     $ 826,853,269     $1,126,717,366
                                                                                =============     ==============

---------------
* For tax purposes, these distributions are considered ordinary income. See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. MULTIPLE CLASSES OF SHARES -- Seligman Growth Fund, Inc. (the "Fund") offers five classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. Class I shares became effective on November 30, 2001, and are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees. The five classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. SECURITY TRANSACTIONS AND RELATED INVESTMENT
   INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis.

d. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the "Manager"). Securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements' underlying securities to ensure the existence of the proper level of collateral.

e. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2001, distribution and service fees were class-specific expenses. Effective November 30, 2001, shareholder account services and registration expenses are considered class-specific expenses.

f. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES-- Purchases and sales of portfolio securities, excluding US Government

NOTES TO FINANCIAL STATEMENTS


obligations and short-term investments, for the year ended December 31, 2001, amounted to $1,360,768,415 and $1,407,783,721, respectively.

   At December 31, 2001, the cost of investments for federal income tax purposes was $882,336,289. The tax basis cost was greater than the cost for financial reporting purposes, primarily due to the tax deferral of losses on wash sales in the amount of $20,732,094. The tax basis gross unrealized appreciation and depreciation of portfolio securities were $79,474,720 and $112,865,458, respectively.

4. SHORT-TERM INVESTMENTS -- At December 31, 2001, the Fund owned short-term investments which matured in less than seven days.

5. CAPITAL SHARE TRANSACTIONS -- The Fund has authorized 500,000,000 shares of $1 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

                                              CLASS A
                     -----------------------------------------------------------
                                         YEAR ENDED DECEMBER 31,
                     -----------------------------------------------------------
                                2001                            2000
                     ---------------------------    ----------------------------
                       SHARES          AMOUNT          SHARES          AMOUNT
                     ----------    -------------    -----------    -------------
Net proceeds from
  sales of shares     8,378,165    $  40,776,125      6,421,037    $ 56,175,922
Exchanged from
  associated funds   11,750,249       63,475,957     20,645,215     168,534,661
Shares issued in
  payment of gain
  distributions       6,102,715       24,898,948     28,592,111     186,420,269
                     ----------    -------------    -----------    -------------
Total                26,231,129      129,151,030     55,658,363     411,130,852
                     ----------    -------------    -----------    -------------
Cost of shares
  repurchased       (19,360,729)    (92,283,806)     (9,699,503)    (82,913,615)
Exchanged into
  associated funds  (14,040,467)    (72,675,136)    (20,605,739)   (167,032,050)
                     ----------    -------------    -----------     ------------
Total               (33,401,196)   (164,958,942)    (30,305,242)   (249,945,665)
                     ----------    -------------    -----------    -------------
Increase (decrease)  (7,170,067)   $ (35,807,912)    25,353,121    $161,185,187
                    ===========    =============    ===========    =============


                                                CLASS B
                    ------------------------------------------------------------
                                         YEAR ENDED DECEMBER 31,
                    ------------------------------------------------------------
                                2001                            2000
                    ----------------------------     ---------------------------
                      SHARES           AMOUNT          SHARES         AMOUNT
                    -----------    -------------     ----------    -------------

Net proceeds from
  sales of shares     1,957,423    $   8,264,178      3,102,705    $ 23,043,365
Exchanged from
  associated funds    1,330,130        5,385,363      5,340,139      38,228,622
Shares issued in
  payment of gain
  distributions         877,215        2,994,651      3,853,361      21,347,537
                    -----------    -------------     ----------    -------------
Total                 4,164,768       16,644,192     12,296,205      82,619,524
                    -----------    -------------     ----------    ------------
Cost of shares
  repurchased        (3,223,283)     (13,072,761)    (1,610,814)    (11,438,113)
Exchanged into
  associated funds   (2,708,570)     (10,759,952)    (3,177,800)    (22,383,202)
                    -----------    -------------     ----------    ------------
Total                (5,931,853)     (23,832,713)    (4,788,614)    (33,821,315)
                    -----------    -------------     ----------    ------------
Increase (decrease)  (1,767,085)   $  (7,188,521)     7,507,591    $ 48,798,209
                    ===========    =============    ===========    ============

                                               CLASS C
                    ------------------------------------------------------------
                                         YEAR ENDED DECEMBER 31,
                    ------------------------------------------------------------
                                2001                            2000
                    ----------------------------     ---------------------------
                      SHARES          AMOUNT           SHARES          AMOUNT
                    -----------    -------------     ----------    -------------

Net proceeds from
  sales of shares     4,874,803      $21,027,783      8,848,895     $66,823,341
Exchanged from
  associated funds      545,086        2,180,182      1,626,958      10,436,659
Shares issued in
  payment of gain
  distributions         819,070        2,795,001      2,602,759      14,419,329
                     ----------      -----------     ----------     ------------
Total                 6,238,959       26,002,966     13,078,612      91,679,329
                     ----------      -----------     ----------     ------------
Cost of shares
  repurchased        (2,668,915)     (10,402,086)      (565,531)     (3,841,565)
Exchanged into
  associated funds   (1,859,882)      (7,213,767)      (942,112)     (6,514,416)
                     ----------      -----------     ----------     ------------
Total                (4,528,797)     (17,615,853)    (1,507,643)    (10,355,981)
                     ----------      -----------     ----------     ------------
Increase              1,710,162      $ 8,387,113     11,570,969     $81,323,348
                    ===========      ===========    ===========     ===========

                                               CLASS D
                    ------------------------------------------------------------
                                         YEAR ENDED DECEMBER 31,
                    ------------------------------------------------------------
                                2001                            2000
                    ----------------------------    ----------------------------
                       SHARES          AMOUNT          SHARES         AMOUNT
                    -----------     ------------    -----------    -------------

Net proceeds from
  sales of shares     1,273,821      $ 5,286,818        891,216     $ 6,697,623
Exchanged from
  associated funds      803,354        3,295,112      2,171,213      15,906,884
Shares issued in
  payment of gain
  distributions         532,411        1,815,827      2,544,173      14,094,705
                    -----------     ------------    -----------     -----------
Total                 2,609,586       10,397,757      5,606,602      36,699,212
                    -----------     ------------    -----------     -----------
Cost of shares
  repurchased        (2,477,220)      (9,997,047)    (1,377,425)    (10,120,817)
Exchanged into
  associated funds   (1,489,679)      (5,859,891)    (1,661,119)    (11,587,408)
                    -----------     ------------    -----------     -----------
Total                (3,966,899)     (15,856,938)    (3,038,544)    (21,708,225)
                    -----------     ------------    -----------     -----------
Increase (decrease)  (1,357,313)    $ (5,459,181)     2,568,058     $14,990,987
                    ===========     ============    ===========     ===========



                                     CLASS I
                               ---------------------
                               NOVEMBER 30, 2001* TO
                                 DECEMBER 31, 2001
                               ---------------------
                               SHARES        AMOUNT
                               ------       --------
Net proceeds from
  sales of shares              26,324       $115,726
                              -------       --------
Increase                       26,324       $115,726
                              =======       ========


--------------
* Commencement of offering of shares.

NOTES TO FINANCIAL STATEMENTS

6. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- The Manager manages the affairs of the Fund and provides for the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.70% per annum of the first $1 billion of the Fund's average daily net assets, 0.65% per annum of the next $1 billion of the Fund's average daily net assets and 0.60% per annum of the Fund's average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.70% per annum of the Fund's average daily net assets.

   Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $24,866 from sales of Class A shares. Commissions of $188,710 and $195,872 were paid to dealers from the sales of Class A and Class C shares, respectively.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2001, fees incurred under the Plan aggregated $1,810,005 or 0.24% per annum of the average daily net assets of Class A shares.

   Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to third parties (the "Purchasers"), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the year ended December 31, 2001, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $731,786, $603,621, and $425,564, respectively.

   The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended December 31, 2001, such charges amounted to $73,165.

   The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class Bshares sold. The aggregate of such payments retained by the Distributor, for the year ended December 31, 2001, amounted to $16,311.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2001, Seligman Services, Inc. received commissions of $23,164 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $555,576, pursuant to the Plan.

   Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $2,104,692 for shareholder account services in accordance with a methodology approved by the Fund's directors. Class I shares receive more limited shareholder services than the Fund's other classes of shares (the "Retail Classes"). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

   Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

   The Fund's investment in Seligman Data Corp. is recorded at a cost of $43,170.

NOTES TO FINANCIAL STATEMENTS


   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 2001, of $136,478 is included in other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

7. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $825 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2002, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2001, the Fund did not borrow from the credit facility.

8. CAPITAL LOSS CARRYFORWARD AND OTHER TAX
ADJUSTMENTS -- At December 31, 2001, the Fund had a net capital loss carryforward for federal income tax purposes of $236,204,858, which is available for offset against future taxable net capital gains, expiring in 2009. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

   In addition, the Fund elected to defer to January 1, 2002, the recognition for tax purposes of net losses of $18,212,812 realized on sales of investments after October 31, 2001. These losses will be available to offset future taxable net gains.

FINANCIAL HIGHLIGHTS


   The tables below are intended to help you understand each Class's financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges or taxes and are not annualized for periods of less than one year.


                                                                     CLASS A
                                                -----------------------------------------------------

                                                              YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------------
                                                  2001       2000       1999       1998       1997
                                                --------   --------   --------   --------   --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR ..........   $   5.70   $   8.62   $   7.42   $   6.08   $   5.85
                                                --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ................      (0.02)     (0.05)     (0.02)      0.01         --
Net realized and unrealized gain (loss) on
  investments ...............................      (1.10)     (1.12)      2.18       2.07       1.06
Net realized and unrealized loss from
  foreign currency transactions .............         --         --         --         --      (0.03)
                                                --------   --------   --------   --------   --------
TOTAL FROM INVESTMENT OPERATIONS ............      (1.12)     (1.17)      2.16       2.08       1.03
                                                --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income ........         --         --         --      (0.01)        --
Distributions from net realized capital gain       (0.20)     (1.75)     (0.96)     (0.73)     (0.80)
                                                --------   --------   --------   --------   --------
TOTAL DISTRIBUTIONS .........................      (0.20)     (1.75)     (0.96)     (0.74)     (0.80)
                                                --------   --------   --------   --------   --------
NET ASSET VALUE, END OF YEAR ................   $   4.38   $   5.70   $   8.62   $   7.42   $   6.08
                                                ========   ========   ========   ========   ========

TOTAL RETURN: ...............................     (19.33)%   (16.18)%    30.27%     35.24%     18.11%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted) ......   $673,975   $917,728 $1,169,098   $934,654   $732,754
Ratio of expenses to average net assets .....       1.24%      1.14%      1.16%      1.14%      1.16%
Ratio of net investment income (loss)
  to average net assets .....................      (0.44)%    (0.52)%    (0.19)%     0.11%     (0.02)%
Portfolio turnover rate .....................     148.57%    158.94%     92.24%     77.85%     54.15%


---------------
See footnotes on page 17.

FINANCIAL HIGHLIGHTS

                                                                  CLASS B                                  CLASS C
                                             ------------------------------------------------    -------------------------
                                                                                                    YEAR ENDED
                                                         YEAR ENDED DECEMBER 31,                   DECEMBER 31,   5/27/99*
                                             -------------------------------------------------   ---------------      TO
                                              2001       2000      1999       1998       1997     2001     2000   12/31/99
                                             ------     ------    ------      -----     ------   ------   ------ ---------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ....... $ 4.84     $ 7.65    $ 6.72     $ 5.60     $ 5.49   $ 4.84   $ 7.64   $ 6.75
                                             ------     ------    ------     ------     ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ........................  (0.05)     (0.09)    (0.07)     (0.04)     (0.05)   (0.05)   (0.09)   (0.03)
Net realized and unrealized gain (loss) on
  investments ..............................  (0.93)     (0.97)     1.96       1.89       0.99    (0.93)   (0.96)    1.88
Net realized and unrealized loss from
  foreign currency transactions ............     --         --        --         --      (0.03)      --       --       --
                                             ------     ------    ------     ------     ------   ------   ------   ------
TOTAL FROM INVESTMENT OPERATIONS ...........  (0.98)     (1.06)     1.89       1.85       0.91    (0.98)   (1.05)    1.85
                                             ------     ------    ------     ------     ------   ------   ------   ------

LESS DISTRIBUTIONS:
Distributions from net realized capital
  gain .....................................  (0.20)    (1.75)     (0.96)     (0.73)    (0.80)    (0.20)   (1.75)   (0.96)
                                             ------     ------    ------     ------     ------   ------   ------   ------
TOTAL DISTRIBUTIONS ........................  (0.20)     (1.75)    (0.96)     (0.73)     (0.80)   (0.20)   (1.75)   (0.96)
                                             ------     ------    ------     ------     ------   ------   ------   ------
NET ASSET VALUE, END OF PERIOD ............. $ 3.66     $ 4.84    $ 7.65     $ 6.72     $ 5.60   $ 3.66   $ 4.84   $ 7.64
                                             ======     ======    ======     ======     ======   ======   ======   ======

TOTAL RETURN: .............................. (19.88)%   (16.80)%   29.41%     34.13%     17.10%  (19.88)% (16.70)%  28.66%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ...$62,233    $90,896    $86,228    $26,791    $4,219  $54,935  $64,428  $13,272
Ratio of expenses to average net assets ....   2.00%      1.90%     1.92%      1.90%      1.93%    2.00%    1.90%    1.80%+
Ratio of net investment income (loss)
  to average net assets ....................  (1.20)%    (1.28)%   (0.95)%    (0.65)%    (0.79)%  (1.20)%  (1.28)%  (1.02)%+
Portfolio turnover rate .................... 148.57%    158.94%    92.24%     77.85%     54.15%  148.57%  158.94%   92.24%++

                                                                  CLASS D                              CLASS I
                                             -------------------------------------------------        --------
                                                         YEAR ENDED DECEMBER 31,                      11/30/01*
                                             -------------------------------------------------           TO
                                              2001       2000      1999       1998       1997         12/31/01
                                             ------     ------    ------     ------     ------        --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ....... $ 4.84     $ 7.65    $ 6.73     $ 5.60     $ 5.49          $ 4.41
                                             ------     ------    ------     ------     ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ........................  (0.05)     (0.09)    (0.07)     (0.04)     (0.05)             --
Net realized and unrealized gain (loss) on
  investments ..............................  (0.93)     (0.97)     1.95       1.90       0.99           (0.03)
Net realized and unrealized loss from
  foreign currency transactions ............     --         --        --         --      (0.03)             --
                                             ------      -----     -----      -----     ------          ------
TOTAL FROM INVESTMENT OPERATIONS ...........  (0.98)     (1.06)     1.88       1.86       0.91           (0.03)
                                             ------      -----     -----      -----     ------          ------
LESS DISTRIBUTIONS:
Distributions from net realized capital
  gain .....................................  (0.20)     (1.75)    (0.96)     (0.73)     (0.80)             --
                                             ------      -----     -----      -----     ------          ------
TOTAL DISTRIBUTIONS ........................  (0.20)     (1.75)    (0.96)     (0.73)     (0.80)             --
                                             ------      -----     -----      -----     ------          ------
NET ASSET VALUE, END OF PERIOD ............. $ 3.66     $ 4.84    $ 7.65     $ 6.73     $ 5.60          $ 4.38
                                             ======      =====     =====      =====     ======          ======

TOTAL RETURN: .............................. (19.88)%   (16.80)%   29.22%     34.33%     17.10%          (0.68)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ...$35,595    $53,665   $65,085    $36,391    $15,765            $115
Ratio of expenses to average net assets ....   2.00%      1.90%     1.92%      1.90%      1.93%           0.64%+(o)
Ratio of net investment income (loss)
  to average net assets ....................  (1.20)%    (1.28)%   (0.95)%    (0.65)%    (0.79)%          0.49%+(o)
Portfolio turnover rate .................... 148.57%    158.94%    92.24%     77.85%     54.15%         148.57%+++

---------------------------------------------------------------------------------------------------------------------------

 * Commencement of offering of shares.
  + Annualized.
 ++ For the year ended December 31, 1999.
+++ For the year ended December 31, 2001.
(o) The Manager, at its discretion, reimbursed certain expenses of Class I shares. Without such reimbursement, the annualized ratios of expenses and net investment income (loss) to average net assets would have been 1.37% and (0.24)%, respectively.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS


THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN GROWTH FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Seligman Growth Fund, Inc., including the portfolio of investments, as of December 31, 2001, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Growth Fund, Inc. as of December 31, 2001, and the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
New York, New York
February 15, 2002

FEDERAL TAX STATUS OF 2001
GAIN DISTRIBUTION FOR TAXABLE ACCOUNTS


A long-term capital gain distribution of $0.203 per share from the balance of taxable net gains realized from November 1, 2000, through December 31, 2000, was paid on October 19, 2001, to Class A, B, C, and D shareholders.

The long-term capital gain distribution is designated a "capital gain dividend" for federal income tax purposes and is taxable to shareholders in 2001 as a long-term gain from the sale of capital assets, no matter how long shares have been owned, or whether the distribution was received in shares or in cash. However, if shares on which a capital gain distribution was received are subsequently sold, and such shares have been held for six months or less, any loss on the sale would be treated as long-term to the extent that it offsets the long-term gain distribution.

If the distribution was reinvested in shares, the per share cost basis for federal income tax purposes is $4.08 for Class A shares, $3.41 for Class B, Class C and Class D shares.

A 2001 year-end statement of account activity and a 2001 tax package, which may include a Form 1099-DIV, a Form 1099-B, and/or a Cost Basis Statement, have been mailed to each shareholder. Form 1099-DIV shows the distributions paid to the shareholder during the year. Form 1099-B shows the proceeds of any redemptions paid to the shareholder during the year. Cost Basis Statements report all sales or exchanges from a shareholder's account which may have resulted in a capital gain or loss in 2001. The information shown on Forms 1099-DIV and 1099-B is reported to the Internal Revenue Service as required by federal regulations.



FOR MORE INFORMATION


MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450    Shareholder Services
(800) 445-1777    Retirement Plan
                  Services
(212) 682-7600    Outside the United States
(800) 622-4597    24-Hour Automated Telephone Access
                  Service

DIRECTORS AND OFFICERS OF THE FUND
INFORMATION PERTAINING TO THE DIRECTORS AND OFFICERS OF SELIGMAN GROWTH FUND IS SET FORTH BELOW.


INDEPENDENT DIRECTORS

                                                                                                    OTHER
                                                                                                    DIRECTORSHIPS
                                                                                    NUMBER OF       HELD BY
                        TERM OF                                                     PORTFOLIOS IN   DIRECTOR NOT
                        OFFICE AND                                                  FUND            DISCLOSED
NAME, (AGE),            LENGTH OF                                                   COMPLEX         UNDER
POSITION(S) HELD        TIME              PRINCIPAL OCCUPATION(S) DURING            OVERSEEN BY     PRINCIPAL
WITH FUND(o)            SERVED(#)         PAST FIVE YEARS AND OTHER INFORMATION     DIRECTOR        OCCUPATIONS
-----------------------------------------------------------------------------------------------------------------
JOHN R.                 1995 to Date      Dean Emeritus, Fletcher School of Law        61                None
GALVIN (72)2,4                            and Diplomacy at Tufts University;
Director                                  Director or Trustee, the Seligman Group
                                          of investment companies+; Chairman
                                          Emeritus, American Council on Germany;
                                          Governor of the Center for Creative
                                          Leadership; Director, Raytheon Co.,
                                          defense and commercial electronics;
                                          National Defense University; and the
                                          Institute for Defense Analyses.
                                          Formerly, Director, USLIFE Corporation,
                                          life insurance; Ambassador, U.S. State
                                          Department for negotiations in Bosnia;
                                          Distinguished Policy Analyst at Ohio
                                          State University and Olin Distinguished
                                          Professor of National Security Studies
                                          at the United States Military Academy.
                                          From June 1987 to June 1992, he was the
                                          Supreme Allied Commander, Europe and the
                                          Commander-in-Chief, United States
                                          European Command.
-----------------------------------------------------------------------------------------------------------------
ALICE S.                1991 to Date      President Emeritus, Sarah Lawrence            61               None
ILCHMAN (66)3,4                           College; Director or Trustee, the
Director                                  Seligman Group of investment companies+;
                                          Trustee, the Committee for Economic
                                          Development; Chairman, The Rockefeller
                                          Foundation, charitable foundation; and
                                          Director, Public Broadcasting Service
                                          (PBS). Formerly, Trustee, The Markle
                                          Foundation, philanthropic organization;
                                          and Director, New York Telephone
                                          Company; and International Research and
                                          Exchange Board, intellectual exchanges.
-----------------------------------------------------------------------------------------------------------------
FRANK A.                1995 to Date      Retired Chairman of the Board and Chief       61               None
MCPHERSON (68)3,4                         Executive Officer of Kerr-McGee
Director                                  Corporation, diversified energy company;
                                          Director or Trustee, the Seligman Group
                                          of investment companies+; Director,
                                          Kimberly-Clark Corporation, consumer
                                          products; Conoco Inc., oil exploration
                                          and production; Bank of Oklahoma Holding
                                          Company; Baptist Medical Center;
                                          Oklahoma Chapter of the Nature
                                          Conservancy; Oklahoma Medical Research
                                          Foundation; National Boys and Girls
                                          Clubs of America; and Oklahoma
                                          Foundation for Excellence in Education.
                                          Formerly, Chairman, Oklahoma City Public
                                          Schools Foundation; and Director,
                                          Federal Reserve System's Kansas City
                                          Reserve Bank, the Oklahoma City Chamber
                                          of Commerce, and Member of the Business
                                          Roundtable.
-----------------------------------------------------------------------------------------------------------------
JOHN E.                 1970 to Date      Retired Chairman and Senior Partner,          61               None
MEROW (72)2,4                             Sullivan & Cromwell, law firm; Director
Director                                  or Trustee, the Seligman Group of
                                          investment companies+; Director,
                                          Commonwealth Industries, Inc.,
                                          manufacturers of aluminum sheet
                                          products; the Foreign Policy
                                          Association; Municipal Art Society of
                                          New York; the U.S. Council for
                                          International Business; and Vice
                                          Chairman, New York-Presbyterian
                                          Healthcare System, Inc.; Life Trustee,
                                          New York-Presbyterian Hospital; and
                                          Member of the American Law Institute and
                                          Council on Foreign Relations.
-----------------------------------------------------------------------------------------------------------------
BETSY S.                1984 to Date      Attorney; Director or Trustee, the            61               None
MICHEL (59)2,4                            Seligman Group of investment companies+;
Director                                  Trustee, The Geraldine R. Dodge
                                          Foundation, charitable foundation; and
                                          World Learning, Inc. Formerly, Chairman
                                          of the Board of Trustees of St. George's
                                          School (Newport, RI); and Director, the
                                          National Association of Independent
                                          Schools (Washington, DC).

-----------------------------------------------------------------------------------------------------------------

---------------
See footnotes on page 23.

DIRECTORS AND OFFICERS OF THE FUND
INFORMATION PERTAINING TO THE DIRECTORS AND OFFICERS OF
SELIGMAN GROWTH FUND IS SET FORTH BELOW.

INDEPENDENT DIRECTORS (CONTINUED)




                                                                                                    OTHER
                                                                                                    DIRECTORSHIPS
                                                                                    NUMBER OF       HELD BY
                        TERM OF                                                     PORTFOLIOS IN   DIRECTOR NOT
                        OFFICE AND                                                  FUND            DISCLOSED
NAME, (AGE),            LENGTH OF                                                   COMPLEX         UNDER
POSITION(S) HELD        TIME              PRINCIPAL OCCUPATION(S) DURING            OVERSEEN BY     PRINCIPAL
WITH FUND(o)            SERVED(#)         PAST FIVE YEARS AND OTHER INFORMATION     DIRECTOR        OCCUPATIONS
-----------------------------------------------------------------------------------------------------------------
JAMES C.                1971 to Date      Retired Partner, Pitney, Hardin, Kipp &       61               None
PITNEY (75)3,4                            Szuch, law firm; Director or Trustee,
Director                                  the Seligman Group of investment
                                          companies+. Formerly, Director, Public
                                          Service Enterprise Group, public
                                          utility.
-----------------------------------------------------------------------------------------------------------------
LEROY C.                2000 to Date      Chairman and Chief Executive Officer, Q       60               None
RICHIE (60)2,4                            Standards Worldwide, Inc., library of
Director                                  technical standards; Director or
                                          Trustee, the Seligman Group of
                                          investment companies (except Seligman
                                          Cash Management Fund, Inc.)+; Director,
                                          Kerr-McGee Corporation, diversified
                                          energy company; and Infinity, Inc., oil
                                          and gas services and exploration;
                                          Chairman, Highland Park Michigan
                                          Economic Development Corp.; Trustee, New
                                          York University Law Center Foundation
                                          and Vice Chairman, Detroit Medical
                                          Center. Formerly, Chairman and Chief
                                          Executive Officer, Capital Coating
                                          Technologies, Inc., applied coating
                                          technologies; Vice President and General
                                          Counsel, Automotive Legal Affairs,
                                          Chrysler Corporation.
-----------------------------------------------------------------------------------------------------------------
JAMES Q.                1991 to Date      Director or Trustee, the Seligman Group       61               None
RIORDAN (74)3,4                           of investment companies+; Director or
Director                                  Trustee, The Houston Exploration
                                          Company, oil exploration; The Brooklyn
                                          Museum, KeySpan Corporation, diversified
                                          energy and electric company; and the
                                          Committee for Economic Development.
                                          Formerly, Co-Chairman of the Policy
                                          Council of the Tax Foundation; Director,
                                          Tesoro Petroleum Companies, Inc. and Dow
                                          Jones & Company, Inc., a business and
                                          financial news company; Director and
                                          President, Bekaert Corporation,
                                          high-grade steel cord, wire and fencing
                                          products company; Vice Chairman, Exxon
                                          Mobil Corporation, petroleum and
                                          petrochemicals company; and Director,
                                          Public Broadcasting Service (PBS).
-----------------------------------------------------------------------------------------------------------------
ROBERT L.               1980 to Date      Retired Vice President, Pfizer Inc.,          61               None
SHAFER (69)3,4                            pharmaceuticals; Director or Trustee,
Director                                  the Seligman Group of investment
                                          companies+. Formerly, Director, USLIFE
                                          Corporation, life insurance.

-----------------------------------------------------------------------------------------------------------------
JAMES N.                1993 to Date      Retired Executive Vice President and          61               None
WHITSON (66)2,4                           Chief Operating Officer, Sammons
Director                                  Enterprises, Inc., a diversified holding
                                          company; Director or Trustee, the
                                          Seligman Group of investment companies+;
                                          Director, C-SPAN, cable television, and
                                          CommScope, Inc., manufacturer of coaxial
                                          cables.
-----------------------------------------------------------------------------------------------------------------

------------------
See footnotes on page 23.

DIRECTORS AND OFFICERS OF THE FUND
INFORMATION PERTAINING TO THE DIRECTORS AND OFFICERS OF SELIGMAN GROWTH FUND IS SET FORTH BELOW.

INTERESTED DIRECTORS AND PRINCIPAL OFFICERS

                                                                                                    OTHER
                                                                                                    DIRECTORSHIPS
                                                                                    NUMBER OF       HELD BY
                        TERM OF                                                     PORTFOLIOS IN   DIRECTOR NOT
                        OFFICE AND                                                  FUND            DISCLOSED
NAME, (AGE),            LENGTH OF                                                   COMPLEX         UNDER
POSITION(S) HELD        TIME              PRINCIPAL OCCUPATION(S) DURING            OVERSEEN BY     PRINCIPAL
WITH FUND(o)            SERVED(#)         PAST FIVE YEARS AND OTHER INFORMATION     DIRECTOR        OCCUPATIONS
-----------------------------------------------------------------------------------------------------------------
WILLIAM C.              1988 to Date      Chairman, J. & W. Seligman & Co.              61               None
MORRIS (63)*1                             Incorporated, Chairman and Chief
Director,                                 Executive Officer of the Seligman Group
Chairman of the                           of investment companies+; Chairman,
Board and Chief                           Seligman Advisors, Inc., Seligman
Executive Officer                         Services, Inc., and Carbo Ceramics Inc.,
                                          ceramic proppants for oil and gas
                                          industry; and Director, Seligman Data
                                          Corp., Kerr-McGee Corporation,
                                          diversified energy company. Formerly,
                                          Director, Daniel Industries Inc.,
                                          manufacturer of oil and gas metering
                                          equipment.

-----------------------------------------------------------------------------------------------------------------
BRIAN T. ZINO (49)*1    Dir. 1993 to      Director and President, J. & W. Seligman      61               None
Director                    Date          & Co. Incorporated; President of
and President           Pres: 1995 to     twenty-one investment companies in the
                            Date          Seligman Group of invest- ment companies
                                          and Director or Trustee of the Seligman
                                          Group of investment companies+, Seligman
                                          Advisors, Inc., and Seligman Services,
                                          Inc.; Chairman, Seligman Data Corp.;
                                          Member of the Board of Governors of the
                                          Investment Company Institute; and Vice
                                          Chairman, ICI Mutual Insurance Company.

-----------------------------------------------------------------------------------------------------------------
MARION S.               1998 to Date      Managing Director, J. & W. Seligman &         N/A              N/A
SCHULTHEIS (56)                           Co. Incorporated since May 1998; Vice
Vice President                            President, Seligman Global Fund Series,
and Portfolio                             Inc., and Seligman Portfolios, Inc.;
Manager                                   Portfolio Manager, Seligman Capital Fund
                                          and Seligman Growth Fund. Formerly,
                                          Managing Director at Chancellor LGT from
                                          October 1997 until May 1998; and Senior
                                          Portfolio Manager at IDS Advisory Group
                                          Inc. from August 1987 until October
                                          1997.

-----------------------------------------------------------------------------------------------------------------
THOMAS G.               2000 to Date      Senior Vice President, Finance, J. & W.       N/A              N/A
ROSE (44)                                 Seligman & Co. Incorporated, Seligman
Vice President                            Advisors, Inc., and Seligman Data Corp.;
                                          Vice President, the Seligman Group of
                                          investment companies+, Seligman
                                          Services, Inc. and Seligman
                                          International, Inc. Formerly, Treasurer,
                                          the Seligman Group of investment
                                          companies and Seligman Data Corp.

-----------------------------------------------------------------------------------------------------------------
LAWRENCE P.             VP: 1992 to       Senior Vice President and Treasurer,          N/A              N/A
VOGEL (45)                  Date          Investment Companies, J. & W. Seligman &
Vice President          Treas: 2000 to    Co. Incorporated; Vice President and
and Treasurer               Date          Treasurer, the Seligman Group of
                                          investment companies+; Treasurer,
                                          Seligman Data Corp. Formerly, Senior
                                          Vice President, Finance, J. & W.
                                          Seligman & Co. Incorporated, Seligman
                                          Advisors, Inc. and Seligman Data Corp.;
                                          Vice President, Seligman Services, Inc.
                                          and Treasurer, Seligman International,
                                          Inc. and Seligman Henderson Co.

-----------------------------------------------------------------------------------------------------------------

------------------
See footnotes on page 23.

DIRECTORS AND OFFICERS OF THE FUND
INFORMATION PERTAINING TO THE DIRECTORS AND OFFICERS OF SELIGMAN GROWTH FUND IS SET FORTH BELOW.



INTERESTED DIRECTORS AND PRINCIPAL OFFICERS (continued)

                                                                                                    OTHER
                                                                                                    DIRECTORSHIPS
                                                                                    NUMBER OF       HELD BY
                        TERM OF                                                     PORTFOLIOS IN   DIRECTOR NOT
                        OFFICE AND                                                  FUND            DISCLOSED
NAME, (AGE),            LENGTH OF                                                   COMPLEX         UNDER
POSITION(S) HELD        TIME              PRINCIPAL OCCUPATION(S) DURING            OVERSEEN BY     PRINCIPAL
WITH FUND(o)            SERVED(#)         PAST FIVE YEARS AND OTHER INFORMATION     DIRECTOR        OCCUPATIONS
-----------------------------------------------------------------------------------------------------------------

FRANK J. NASTA (37)     1994 to Date      General Counsel, Senior Vice President,       N/A              N/A
Secretary                                 Law and Regulation and Corporate
                                          Secretary, J. & W. Seligman & Co.
                                          Incorporated; Secretary, the Seligman
                                          Group of investment companies+, Seligman
                                          Advisors, Inc., Seligman Services, Inc.,
                                          Seligman International, Inc. and
                                          Seligman Data Corp. Formerly, Corporate
                                          Secretary, Seligman Henderson Co.

-----------------------------------------------------------------------------------------------------------------


THE FUND'S STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. YOU MAY CALL TOLL-FREE (800) 221-2450 IN THE US OR COLLECT (212) 682-7600 OUTSIDE THE US TO REQUEST A COPY OF THE SAI, TO REQUEST OTHER INFORMATION ABOUT THE FUND, OR TO MAKE SHAREHOLDER INQUIRIES.

-------------
0 The address for each of the directors and officers is 100 Park Avenue, New
  York, NY 10017, 8th floor.
# Each Director serves for an indefinite term, until the election and qualification of his successor or until his earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.
+ The Seligman Group of investment companies consists of twenty-three registered investment companies.
* Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member: 1 Executive Committee
        2 Audit Committee
        3 Director Nominating Committee
        4 Board Operations Committee

Glossary of Financial Terms

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distri-bution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

WASH SALE -- A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

-----------------
Adapted from the Investment Company Institute's 2001 MUTUAL FUND FACT BOOK and the AICPA AUDIT AND ACCOUNTING GUIDE: AUDITS OF INVESTMENT COMPANIES dated May 1, 2001.

                              SELIGMAN ADVISORS, INC.
                                 AN AFFILIATE OF
                                   JWS [LOGO]
                              J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017
                                www.seligman.com














THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN GROWTH FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.


EQGR2 12/01                           [Recycle Symbol] Printed on Recycled Paper